Revenues	12 Months Ended
Dec. 31, 2025
Revenues [Abstract]
Revenues
17.	Revenues

Revenues are comprised of the following:

	2023	2024	2025
Time charter revenues	74,006	77,160	67,121
Time charter revenues from related party (Note 5)	8,943	8,967	8,943
Time charter revenues from megayacht chartering	-	-	4,351
Total	82,949	86,127	80,415

The Company typically enters into time charters for periods ranging between three to fifteen years which include a charterer’s option to renew for a further one or more one-year periods at predetermined daily rates. Due to the volatility of the charter rates, the Company only accounts for the options when the charterer gives notice that the option will be exercised. In a time charter contract, the vessel is hired by the charterer for a specified period of time in exchange for consideration which is based on a daily hire rate. The charterer has the full discretion over the ports visited, shipping routes and vessel speed. The contract/charter party generally provides typical warranties regarding the speed and performance of the vessel. The charter party generally has some owner protective restrictions such that the vessel is sent only to safe ports by the charterer, subject always to compliance with applicable sanction laws, and carry only lawful or non-hazardous cargo. Revenues from megayacht chartering are recognized based on the same principles applicable to time charter revenues, as the underlying performance obligations and revenue recognition considerations are substantially similar. However, given the nature of the recreational marine transportation industry, charter agreements are generally of shorter duration, typically ranging from a few weeks to several months.

As of December 31, 2025, all of the Company’s vessels are employed under time charters except for M/Y Parra Bellvm.